STEWARD FUNDS, INC.

on behalf of its series

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Values Enhanced International Fund

Steward Values Enhanced Large Cap Fund

Steward Values Enhanced Small-Mid Cap Fund

(the “Funds”)

Supplement dated May 29, 2026, to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information, dated August 28, 2025

This Supplement reports the following changes to information in the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information, dated August 28, 2025.

A.	Effective immediately, the address of the Funds, their investment adviser Crossmark Global Investments, Inc. and their distributor Crossmark Distributors, Inc. is 9753 Katy Fwy, Suite 200, Houston TX 77024.

B.	Effective August 28, 2026, the Current Disclosure below, included in the Steward Large Cap Growth Fund’s Principal Investment Strategies section of its Summary Prospectus and Prospectus, is replaced in its entirety with the Updated Disclosure below:

Current Disclosure

Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies.* Large-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s benchmark index, this market capitalization range, as of June 30, 2025, is $831 million to $3.85 trillion. The Fund’s benchmark index is a widely recognized large-cap growth index and is the same index as the second index identified in the Average Annual Total Returns table below. Substantially all the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Updated Disclosure

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap growth companies.* Large-cap growth companies are defined as companies included in the Russell 1000 Growth Index from time to time. The Russell 1000 Growth Index had a market capitalization range, as of April 30, 2026, of $176 million to $4.85 trillion. Substantially all the equity securities in which the Fund invests will be included in the Russell 1000 Growth Index at the time of purchase.

*	For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% investment policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

C.	Effective August 28, 2026, the Current Disclosure below, included in the Steward Large Cap Value Fund’s Principal Investment Strategies section of its Summary Prospectus and Prospectus, is replaced in its entirety with the Updated Disclosure below:

Current Disclosure

Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies.* Large-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s benchmark index, this market capitalization range, as of June 30, 2025, is $831 million to $2.33 trillion. The Fund’s benchmark index is a widely recognized large-cap value index and is the same index as the second index identified in the Average Annual Total Returns table below. Substantially all the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Updated Disclosure

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap value companies.* Large-cap value companies are defined as companies included in the Russell 1000 Value Index from time to time. The Russell 1000 Value Index had a market capitalization range, as of April 30, 2026, of $176 million to $2.85 trillion. Substantially all the equity securities in which the Fund invests will be included in the Russell 1000 Value Index at the time of purchase.

*	For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% investment policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Please retain this Supplement for future reference.

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